Investor Presentation December 2017

Forward-Looking Statements This presentation contains certain statements related to future results or states our intentions, beliefs and expectations or predictions for the future which are forward- looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. 2

2 0 1 5 Company taken public (NASDAQ) Date of Incorporation Patrick History 3 1 9 5 9 Company founded 1 9 6 1 1 9 6 8 2 0 0 7 Acquired Adorn Holdings, Inc. – the largest acquisition in the Company’s history 2 0 0 8 Todd Cleveland named President (‘08) and CEO (‘09) Completed 3-for-2 common stock split Acquisition Highlights (2010-2016)  31 companies  $411MM aggregate purchase price  $696MM annualized revenues 2 0 0 9 2 0 1 7  Common stock offering  Credit facility expansion to $450MM  Continued strategic investment  2017 Acquisitions o 13 companies o $249MM aggregate purchase price o $309MM annualized sales 2010 - 2016 Completed 3-for-2 common stock split

 Founded in 1959 and incorporated in Indiana in 1961  Headquartered in Elkhart, Indiana – the “RV Capital of the World”  Leading national manufacturer and supplier of building and component products to the RV, MH, marine and select industrial markets  Operates over 90 facilities in 20 states & China  Approximately 6,800 employees  Listed on the NASDAQ under ticker PATK  Approximately $1.5B in LTM revenue Q3 ‘17  Acquired 44 companies from 2010 – 2017  $660 million aggregate purchase price  Our vision is focused on continued growth organically and through strategic acquisitions in all market segments, including marine, as well as expanding geographical product footprint and reach Patrick at a Glance 4

Marine 6% of Patrick’s Sept-YTD Sales Industrial 12% of Patrick’s Sept-YTD Sales MH 13% of Patrick’s Sept-YTD Sales RV 69% of Patrick’s Sept-YTD Sales 5 Market Platform Lifestyle & Leisure Housing & Industrial

6 Differentiated, customer-centric brand strategy and business model  Portfolio of brands enable OEM customers to differentiate their products to consumers  Brands retain significant autonomy to maintain entrepreneurial spirit and brand individuality enabling continuation of legacy value proposition with the support and opportunity to leverage all of Patrick’s resources Strong Brands

Portfolio of Expertise Plastics/Thermoforming Furniture & Sourcing / Specialty Bath, Shower & Closet Systems Solid Surface/Granite Countertops & Fabrication Metal Fabrication/Fuel Tanks Fiberglass Products/Tooling/ Engineering & Design Services Warehousing/Distribution/ Comprehensive Design Center Electronics/Appliances Full/Partial Body Paint Electrical/Wiring Solutions/ Harnesses/Instrument Panels/Lighting Hardwoods/Softwoods/Cabinetry We have a tremendous amount of product capabilities and expertise, creating a strategic and unique value proposition for our customers! Lamination/Custom Components 7

8 Strategically aligned with OEM customers offering a nationwide network Over 90 facilities in 20 states with approximately 6,800 employees Headquarters Existing Patrick Facility Patrick Facility Profile *There is one manufacturing facility located in China that was part of the November 2017 LMI acquisition.

Demographic Trends  Overall camping experiences and RV awareness are driving growth among younger and more diverse participants  Younger campers looking for affordable recreation experience  38% of all campers are millennials (ages 18-35)  34% of new RVs sold in 2016 were to first time buyers  8 out of 10 of those new buyers were under age 65  Gen X and Millennials helping to drive this growth – making up 72% of new campers in 2016 9 RV Market Source: KOA North American Camping Report; RVIA  37.1 million North American households camp at least once a year and 22% of them are RV campers  3.4 million new households have started camping since 2014  Latino, African American, Asian and other ethnicities represented 39% of new campers in 2016; 26% of all campers Faces of New Campers Favorable Demographic Trends All Campers 38% 34% 21% 7% Growing Camping Activity Millennials Gen X Boomer Mature Aged 34 and Younger - 18% Aged 35 to 54 - 41% Aged 55 to 64 - 32% Aged 65 and Older - 9% RV Demand by Age Group

Market Stats  87% of industry 2016 unit sales  61% of estimated 2016 retail dollar sales, or $10.7 billion  Retail cost $5,000 to $160,000+ per unit  Average $29,000  13% of industry 2016 unit sales  39% of estimated 2016 retail dollar sales, or $7.0 billion  Retail cost $43,000 to $500,000+ per unit  Average $127,000 10 RV Market TOWABLE MOTORIZED Source: RVIA 2016 Industry Profile

RV Shipment Trends  Retail unit shipment growth has consistently been in line with or exceeded wholesale unit shipment growth  October adjusted retail is up 11% YTD, aligned with wholesale growth  Dealer inventory channels are balanced and well-positioned  Used inventories are low and order books from OEMs are strong 2016  Retail +11%  Wholesale +15% 2017 Oct-YTD  Retail +11%*  Wholesale +18% 2015  Retail +14%  Wholesale +5% RV Market *October 2017 ytd retail growth includes Company estimated adjustments for September and October 2017 Source: RVIA, SSI 11

Industry Outlook 12 Gulf War 9/11 Attacks Residential Housing Crisis It is our belief that trended shipment levels indicate continued potential for future growth trajectory based on current demographic indicators, discipline in the space, overall economic conditions and resilience and strength of the leisure lifestyle. Additionally, average shipment increases over each of the last prior peaks point to an extended runway with potential in excess of 580,000 units. (shipments in thousands) RV Shipments Source: 1990 – 2017F RVIA; 2018F - 2020F Company Estimates +5% annual growth RV Market  Strong consumer confidence  Relatively low interest rates  Lower, stable fuel prices  Credit availability  Favorable employment and wage trends  Strength in equity and housing markets  Canadian markets showing signs of improvement Continued Favorable Macro Environment 585

Affordable Form of Home Ownership  Average structure cost per sq. ft. (2016) $48.82 (MH) vs. $107.18 (single family home)  Average MH retail price (2016) $70,600 for 1,446 sq. ft. (home only) Overview MH Market Statistics  Approximately 9 million households with 22 million people living in manufactured homes (9% of nation’s single family housing stock)  80% of all new homes sold under $150,000 are MH Manufacturing  Flexible production process allows for more custom features at lower cost  Engineered for wind safety and energy efficiency based on geographic region Source: Manufactured Housing Institute (MHI) 13

Industry Outlook 14 Source: 1990-2016: MHI; 2017F - 2020F Company Estimates, NAHB The MH industry continues to perform at historical lows reflecting the residual impacts from the residential housing market crash, including tight credit standards and lending. We believe, however, that there is pent-up demand and significant upside potential for this market based on current demographic trends, including multi-family housing capacity and improving consumer credit and financing conditions, among other factors. (shipments in thousands) MH Market +10% annual growth +15% annual growth

Statistics  36% of the U.S. adult population participated in recreational boating in 2016  Estimated 141.6 million people went boating in 2016  11.9 million registered powerboats in the U.S. Overview Marine Market Outdoor Recreational Lifestyle  Continued core recreational boater demand  Three most popular boating activities: fishing, swimming & entertaining  Active, outdoor lifestyle continuing to grow, allowing for more time spent with family Trends Influencing the Market  Average age of registered boats continues to increase  Innovative, versatile boats helping new generations become boaters  Younger demographics and families allocating more time to leisure activities Source: National Marine Manufacturers Association (NMMA) 15

Retail Powerboat Trends  The traditional powerboat market continues to recover with 2016 being the 6th consecutive year of steady annual growth  Average selling price (“ASP”) has steadily increased as OEMs continue to add content to boats Marine Market Source: 2016 Recreational Boating Statistical Abstract - NMMA 16 -21% 7% 9% 15% 18% 18% 8% $25,000 $30,000 $35,000 $40,000 $45,000 $4 $6 $8 $10 2006 2010 2011 2012 2013 2014 2015 2016 Re tai l V alu e ( $ i n b illio ns ) Traditional Powerboat Retail Market Market Size ASP Total Units Sold 289.9 132.4 133.8 146.2 155.2 165.6 178.5 188.8 (in thousands) YoY Change -9% 1% 9% 6% 7% 8% 6% // AS P( pe r u nit )

U.S. Marine Outlook Industry Volume Source: NMMA (traditional powerboat retail excluding jet boats); 2017F is Company estimate 1965-1991 Average 401,000 1992-2006 Average 306,000 The U.S. marine market continues its steady recovery with the potential for a long runway of steady growth with leisure lifestyle attractiveness and an aging inventory of used boats 17 Marine Market

Big Box Retail  Kitchen cabinets  Custom wardrobe and shower systems  Electronics distribution  Polymer-based wall panels, adhesives and accessories Non-Residential End-Markets Industrial Market Retail and Commercial Fixtures  Store fixtures  Slotwall  Casework and office furnishings  Solid surface countertops High Rise, Office, Hospitality, Schools & Universities  Office furniture & cabinets  Solid surface, granite, & quartz countertops  Polymer-based wall and ceiling panels and other accessories  Bath and shower surrounds & wardrobe systems 18 Our current non-residential industrial strategy is to leverage our manufacturing and distribution capabilities, geographic footprint and product expertise to penetrate adjacent markets and identify new sales channels

554 587 609 781 925 1,003 1,112 1,174 4,340 4,190 4,260 4,660 5,090 4,940 5,250 5,450 3,900 4,100 4,300 4,500 4,700 4,900 5,100 5,300 5,500 400 500 600 700 800 900 1,000 1,100 1,200 1,300 Existing Hom e Sales (000's)Ne w Hou sin g Start s (0 00' s) Growth in Housing Market Driving Demand New Housing Starts Existing Home Sales Residential End-Markets 19  Approximately half of the Company’s industrial revenue base is tied directly to the residential housing market (new construction and remodel)  Product Lines: • Kitchen cabinets and components • Household furniture • Solid surface countertops  Our sales to the industrial market generally lag new residential housing starts by six to nine months  New housing starts are well below the prior peak and there continues to be pent-up demand, providing continued runway in new housing market Sources: New Housing Starts - U.S. Census Bureau; Existing Home Sales – National Association of Realtors; NAHB (as of November 13, 2017) Industrial Market

Use strong cash flow to reduce debt and reload growth capacity 20 Maintain efficient and flexible balance sheet through measured use of leverage to drive growth and strong ROE with prepayable debt Invest in internal growth and cost savings opportunities including geographic locations, product extensions and infrastructure Return excess capital to shareholders through share repurchases Execute disciplined strategic acquisition program Our capital allocation strategy is centered around the utilization of our leverage and capital resources to grow and reinvest in the business model Focused Capital Allocation

Cash Flow Generation and Growth ($ in millions) 21 $22 $46 $66 $97 2013 2014 2015 2016 Cash Flows from Operating Activities Cash Flows from Operating Activities $51 $65 $87 $96 2013 2014 2015 2016 Working Capital Working Capital $14 $39 $58 $82 2013 2014 2015 2016 Free Cash Flow Free Cash Flow Strong free cash flow generation provides flexibility across operational, financial and strategic objectives Free cash flow is calculated as operating cash flow less capital expenditures Working capital is calculated as current assets (excl. cash) less current liabilities (excl. current maturities of long-term debt); deferred tax assets are excluded from working capital given new accounting standard adopted by the Company in Q1 2016

Acquisition Strategy Expand into adjacent markets to further leverage core manufacturing and distribution capabilities, gain new growth platforms and diversify end-market exposure Introduce new, innovative product lines complementary to core competencies Cross sell extensive product catalog to customer base Increase content per unit Leverage management capabilities Provide “Good” / “Better” / “Best” Product Offerings Solid management teams Strong customer and supplier relationships and operational talent High quality product lines Strong growth potential Strategic value proposition Any size but very fine filter for large opportunities Allow creative entrepreneurial spirit to continue to thrive Retain brand name given customer equity Provide capital, administrative and operational support where needed Capture cost synergies Drive revenue synergies through sales coordination across broader Patrick customer base Goals Target Attributes Integration Model 22

# Geographic and Product Expansion

**Focus on expansion opportunities with $160MM market potential, while minimizing any potential risks or pitfalls**



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## 1 PACIFIC NORTHWEST

- Lamination
- Aluminum
- FRP
- Fiberglass
- Paint
- Solid Surface
- Hardwood Products
- Pressed Products
- Industrial
- Interior Doors

## 2 SOUTHERN CALIFORNIA

- Softwoods
- Paint
- Solid Surface
- Hardwood Products
- Pressed Products

## 3 TEXAS

- Softwoods
- Hardwood Products
- Industrial

## 4 SOUTHEAST

- Lamination
- Fiberglass
- Solid Surface

## 5 NORTHEAST

- Softwoods
- Fiberglass
- Solid Surface
- Hardwood Products
- Slotwall Products

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Capital Expenditures We will continue to invest in our infrastructure to drive efficiency and capacity and flex our capital spend when necessary to align with our demand levels ($ in millions) Strategic Capital Spending:  New Process / Automation  Increased Capacity  Increased Efficiencies 24 Strategic Capex

Leverage Capacity 25 We expect to continue to utilize our leverage and cash flow in alignment with our capital allocation strategy. Our strong free cash flow, combined with our recent equity offering and increased credit facility, provide us with ample dry powder to continue our strategic growth initiatives. Target Leverage Range 0.0 1.0 2.0 3.0 4.0 5.0 To tal C on so lid ate d Le ve rag e $30MM of Acquisitions $17MM of Acquisitions $72MM of Acquisitions $139MM of Acquisitions $10MM of Acquisitions & $94MM Equity Offering $140MM of Acquisitions $88MM of Acquisitions

Appendix

 $437 +36% $595 +24% $736 +25% $920 +33% $1,222 2012 2013 2014 2015 2016 Sales Growth Sales Sales & Earnings Growth  Sales continue to grow and outpace their respective markets, driven by acquisitions, new products and extension growth and market share gains  Net Income and EPS continue steady growth driven by the following:  Leveraging of fixed costs  Tight management of controllable expenses  Realized cost synergies from acquisitions  Share buyback program *2012 net income excludes the benefit of the income tax credit associated with NOLs - $7MM or $0.28 per diluted share ($ in millions except per share data) 27 $21 +13% $24 +28% $31 +38% $42 32% $56 $0.89 +11% $0.99 +29% $1.27 +42% $1.81 +34% $2.43 2012* 2013 2014 2015 2016 Earnings Growth Net Income Diluted EPS* *Reflects adjustment for 3-for-2 stock split effective 12/8/2017

Content per Unit  Our focus on strategic acquisitions and organic growth have resulted in significant increases in our content per unit and sales outpacing our respective markets  RV and MH content per unit increase of 6% and 15%, respectively in Q3 2017 compared to 2016  Strategic Growth Initiatives  Acquiring new product lines and strong management teams  Developing new innovative product lines  Geographic expansion  Entering adjacent markets *100% market share in existing products would yield the ‘total potential’ content per unit amount RV Content per unit re-stated excluding marine sales 28

Acquisition Summary by Year 29 2010 Acquisition Highlights 2014 Acquisition Highlights • 2 companies • 7 companies • $6MM aggregate purchase price • $72MM aggregate purchase price • $22MM annualized sales • $126MM annualized sales • Primarily RV market-based • Primarily RV market-based 2011 Acquisition Highlights 2015 Acquisition Highlights • 3 companies • 4 companies • $7MM aggregate purchase price • $140MM aggregate purchase price • $26MM annualized sales • $233MM annualized sales • Primarily RV & Industrial market-based • Primarily RV market-based 2012 Acquisition Highlights 2016 Acquisition Highlights • 4 companies • 8 companies • $30MM aggregate purchase price • $139MM aggregate purchase price • $80MM annualized sales • $167MM annualized sales • Primarily RV market-based • RV, MH & Industrial market-based 2013 Acquisition Highlights 2017 Acquisition Highlights • 3 companies • 13 companies • $17MM aggregate purchase price • $249MM purchase price • $42MM annualized sales • $309MM annualized sales • Primarily RV market-based • Marine, RV, MH & Industrial market-based

Acquisition Summary 2010 2011 2012 Quality Hardwoods Sales Blazon International Group The Praxis Group A.I.A. Countertops, LLC Infinity Graphics Décor Mfg., LLC Gustafson Lighting Creative Wood Designs, Inc. Middlebury Hardwood Products, Inc. Date of Acquisition: 01/2010 08/2010 06/2011 09/2011 12/2011 03/2012 07/2012 09/2012 10/2012 Final Purchase Price: $2.0 $3.8 $0.5 $5.5 $1.3 $4.3 $2.8 $3.0 $19.8 Annualized Revenue (from Date of Acquisition): $2.0 $20.0 $4.0 $20.0 $2.0 $17.0 $12.0 $18.0 $33.0 Segment: Manufacturing Distribution Distribution Manufacturing Manufacturing Manufacturing Distribution Manufacturing Manufacturing Industry: RV RV & MH RV RV & Industrial RV & Industrial RV RV RV RV, MH & Industrial Overview of Products: Cabinet Doors Wiring, electrical, plumbing, and other building products Painted countertops, foam products, and furniture products Solid surface countertops, backsplashes, tables, and signs Designer, producer, and installer of exterior graphics Laminated and wrapped products Interior and exterior lighting products, ceiling fans and accessories Hardwood furniture including interior hardwood tables, chairs, and dinettes Hardwood cabinet doors and other hardwood products Acquisition: 30 ($ in millions)

# Acquisition Summary

($ in millions)

| | 2013 | | | 2014 | | | | 2015 | | |
|---|---|---|---|---|---|---|---|---|---|---|
| **Acquisition:** | Frontline Mfg., Inc. | Premier Concepts, Inc. | West Side Furniture | Precision Painting Group | Foremost Fabricators, LLC | PolyDyn3, LLC | Charleston Corporation | Better Way Partners, LLC | Structural Composites of Indiana, Inc. | North American Forest Products & North American Moulding |
| **Date of Acquisition:** | 09/2013 | 09/2013 | 09/2013 | 06/2014 | 06/2014 | 09/2014 | 11/2014 | 02/2015 | 05/2015 | 09/2015 |
| **Final Purchase Price:** | $5.2 | $2.6 | $8.7 | $16.0 | $45.4 | $1.3 | $9.5 | $40.5 | $20.0 | $79.7 |
| **Annualized Revenue (from Date of Acquisition):** | $15.0 | $10.0 | $17.0 | $28.0 | $75.0 | $2.5 | $20.0 | $50.0 | $18.0 | $165.0 |
| **Segment:** | Manufacturing | Manufacturing | Distribution | Manufacturing | Manufacturing & Distribution | Manufacturing | Manufacturing | Manufacturing | Manufacturing | Manufacturing |
| **Industry:** | RV, MH & Industrial | RV, MH & Industrial | RV | RV | RV | RV | RV | RV | RV, Marine & Industrial | RV, MH & Industrial |
| **Overview of Products:** | Fiberglass bath fixtures including tubs and showers | Solid surface countertops | Recliners, mattresses, other furniture products | Exterior full body painting | Fabricated aluminum products, fiber reinforced polyester (FRP) sheet & coil | Fabricated simulated wood and stone products | Fiberglass and small plastic components | Fiberglass components | Fiberglass front and rear caps and roofs and other specialty fiberglass components | Profile wraps, custom mouldings, laminated panels, raw/processed softwood products, trusses, industrial packaging materials |

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# Acquisition Summary

($ in millions)

| | 2016 | | | | | | |
|---|---|---|---|---|---|---|---|
| **Acquisition:** | Parkland Plastics | The Progressive Group | Cana Cabinetry | Mishawaka Sheet Metal | L.S. Manufacturing, Inc. | BH Electronics, Inc. | Sigma Wire & KRA Intl. |
| **Date of Acquisition:** | 02/2016 | 03/2016 | 05/2016 | 06/2016 | 07/2016 | 07/2016 | 12/2016 |
| **Final Purchase Price:** | $25.2 | $10.9 | $16.5 | $14.0 | $11.2 | $35.0 | $26.1 |
| **Annualized Revenue (from Date of Acquisition):** | $30.0 | $23.0 | $18.0 | $28.0 | $12.0 | $35.0 | $21.0 |
| **Segment:** | Manufacturing | Distribution | Manufacturing | Manufacturing | Manufacturing | Manufacturing | Manufacturing |
| **Industry:** | RV & Industrial | RV & Industrial | MH & Industrial | RV & Industrial | RV & Industrial | Marine | RV, Marine & Industrial |
| **Overview of Products:** | Polymer-based products including wall panels, lay-in ceiling panels, coated & rolled floors, protective moulding | Electronics | Custom cabinetry including hardwood and MDF doors, door fronts and mouldings | Fabricated aluminum products, aluminum alloys, galvanized and hot rolled steel in common gauges and pattern sizes | Thermoformed plastic parts and components, including shower surrounds/bases | Thermoformed dash panel assemblies, center consoles and trim panels, electrical systems | PVC insulated wire and cable products, wire harnesses and associated assemblies |

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# Acquisition Summary

($ in millions)

| | 2017 | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| **Acquisition:** | Medallion Plastics, Inc. | Leisure Product Enterprises, LLC: Marine Concepts | Leisure Product Enterprises, LLC: Marine Electrical Products | Leisure Product Enterprises, LLC: Florida Marine Tanks | Wire Design | Baymont | Indiana Transport | LMI, Inc. & Related Cos. | Nickell Moulding |
| **Date of Acquisition:** | 03/2017 | 05/2017 | | | 07/2017 | 09/2017 | 11/2017 | 11/2017 | 12/2017 |
| **Final Purchase Price:** | $10.0 | $73.5 | | | $10.9 | $3.4 | $59.0 | $81.0 | $11.0 |
| **Annualized Revenue (from Date of Acquisition):** | $20.0 | $75.0 | | | $10.0 | $8.0 | $100.0 | $75.0 | $21.0 |
| **Segment:** | Manufacturing | Manufacturing | Manufacturing | Manufacturing | Manufacturing | Manufacturing | Distribution | Manufacturing | Manufacturing |
| **Industry:** | RV & Industrial | Marine & Industrial | Marine | Marine & Industrial | RV, Marine & Industrial | MH & Industrial | RV & Marine | RV & Industrial | RV, MH & Industrial |
| **Overview of Products:** | Thermoformed dash and trim panels, fender skirts, interior packages, bumper covers and hoods | CNC plugs and molds, composite molds (open and closed), gelcoat and fiberglass parts and assemblies | Wire harnesses, fiberglass and fiberglass reinforced thermoformed helm systems, dash panels, and instrument panels | Manufactures, fabricates, and assembles aluminum fuel and holding tanks | Manufactures wire harnesses | Manufacturer and supplier of fiberglass showers, tubs, and tile systems | Transportation and logistics service provider | Designer, fabricator and installer of specialty glass, mirror, bath and closet building products | Manufacturer of hardwood and wrapped mouldings and trim, custom wood frames, and door components |

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RV Market

# Product Overview

## Towables

| | Fifth Wheel Travel Trailer | Conventional Travel Trailer | Folding Camper Trailer | Truck Camper |
|---|---|---|---|---|
| |  |  |  |  |
| **ASP** | $50,234 | $23,008 | $11,147 | $26,233 |
| **2016 Wholesale Units** | 80.4K | 282.3K | 10.2K | 3.1K |
| **2016 Market Size** | $4.0B | $6.5B | $0.1B | $0.1B |
| **Length** | 21 – 40 feet | 12 – 35 feet | 8 – 24 feet | 8 – 20 feet |
| **General Description** | ▪ Certain models offer as many as four slideouts<br>▪ Toy Haulers have become increasingly popular with active sports enthusiasts | ▪ Smaller and lightweight composite models can be towed by mid-size or family vehicles<br>▪ Home-like features such as dining, bathroom and entertainment<br>▪ Slideouts available on certain models, creating option for expanded living space | ▪ Appeal to budget-conscious RVers looking for roomy living quarters<br>▪ Compact size allows for easy storage and setup<br>▪ Limited standard home amenities compared to other models | ▪ Economical option for camping trips<br>▪ Easily detachable, allows owner to use truck separately while at destination<br>▪ Minimal amenities compared to other models |

## Motorized

| | Class A | Class B | Class C |
|---|---|---|---|
| |  |  |  |
| **ASP** | $175,304 | $112,732 | $90,482 |
| **2016 Wholesale Units** | 22.7K | 4.1K | 28.0K |
| **2016 Market Size** | $4.0B | $0.5B | $2.5B |
| **Length** | 21 – 40 feet | 16 – 22 feet | 21 – 35 feet |
| **General Description** | ▪ Built on a heavy truck chassis<br>▪ Diesel and Gas models feature different performance capabilities<br>▪ Spacious living quarters with luxury features<br>▪ Ability to tow a small vehicle | ▪ Built by adding taller roof and amenities to existing van<br>▪ Easy to maneuver<br>▪ Home-like features are standard<br>▪ Typically manufactured in limited quantities | ▪ Built on medium truck chassis<br>▪ Similar features and amenities to Class A models<br>▪ Slideouts available in certain models, creating option for expanded living space |

Source: RVIA 2016 Industry Profile

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# Patrick Product Lines – RV Interior



Closet Hardware
Closet & Passage Doors
Electronics
Lighting
Mattresses
Vanity/Wall Mirrors
Drawer Fronts & Sides
Fiberglass Bath Fixtures & Shower Doors
Microwaves
Laminate & Ceramic Flooring
Kitchen & Bath Faucets & Sinks
Countertops
Backsplashes
Cabinet Doors
Laminated Panels & Printed Vinyl
Furniture
Speakers
Cabinet Hardware
Under Cabinet Lighting
Tile
Window Trim
Dinettes, Tables & Chairs
Slide trim – foam, hardwood, wrapped
Hardwood Accessories

**Additional Supplied Products:**

- Exit Lighting
- Ceiling Fans
- Power Cords & Inlets
- RV Tank Heater Pads
- Fire Extinguishers
- Electric Fireplaces
- Wiring, Electrical & Plumbing Products
- Inverters
- Tire Pressure Monitors
- Electrical Switches, Receptacles, and Outlets
- RV Transfer Switches
- Battery Selector Switches
- Cut to size, boring, foiling & edge-banding
- Flooring Adhesive
- Instrument Panel
- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)

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# Patrick Product Lines – RV Exterior


Front and Rear Caps
Bow Trusses
Exterior Speakers
StarRV
RV Grills & Accessories
RV Power Cords & Inlets
Aluminum & FRP Side Walls
Motion Sensing Lights
Laminated Side Walls
LED Lighting
Paint & Paint Mask

**Additional Product Lines:**
- Softwoods
- Full Body Paint
- Aluminum Gauges
- Steel Gauges
- Mill Finish & Pre- Painted Aluminum and Steel
- Slit & Embossed Steel
- FRP Coil & Sheet



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# Patrick RV Products Growth Potential



Window Coverings
Roofing
Appliances
Heating, Ventilating, Air Conditioning
Insulation
Exterior Mirrors
Gauges
Toilets/Plumbing
Holding Tanks
Dashboards & Components
Windshield Wipers
Water Heaters
Captains Chairs
Tires & Rims
Hardware
Carpeting
Bedding
Rolled Flooring
Aluminum Framing

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# Patrick Product Lines – MH



Kitchen & Bath Faucets & Sinks
Fiberglass Bath Fixtures & Shower Doors & Enclosures
Gypsum (Drywall & Drywall Finishing Products)
Wrapped Profile Moldings
Plumbing Products
Siding
Interior & Exterior Decorative Lighting Fixtures
Trusses
Ceiling Fans
Shingles
Interior Passage Doors
Backsplashes
Medicine Cabinets
Electronics
Printed Vinyl
Countertops
Tile
Recessed Lighting
Under Cabinet Lighting
Fluorescent Lighting
Laminate & Ceramic Flooring
Wiring/Electrical Products
Microwaves
Cabinet Doors & Components

- Ventilation System & Ridge Cap
- Felt Paper
- Ice & Water Protection
- Drip Edge
- Flashing
- Roofing Membrane
- Soffit & Fascia

Additional Supplied Products:

- Building Arches
- Closet Organization Products
- Sealants
- Innovative Lighting
- Electrical Components
  - Panels/Breakers
  - Outlet Boxes
  - Switches/Receptacles
- Fireplaces and Surrounds
- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
- Cut to size, boring, foiling & edge-banding
- Solid Surface, Granite and Quartz Fabrication
- Flooring Adhesive
- Tables & Signs
- Roof Trusses
- Wardrobe Doors & Hardware Systems
- Closet Organizers & Shelving

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Patrick MH Products Growth Potential Composite Decking Carpet & Carpet Pad Hardware Alternative Roofing Insulation Lumber Windows Additional Supplied Products: • Water Heaters • Appliances • Toilets/Plumbing • HVAC Solar Panels Brackets/Braces & Hardware 39

Marine Products Aluminum Fuel & Holding Tanks Boat Hull Design & Tooling 40 Aluminum Fuel & Holding Tanks Electronics Dash Assemblies Wire Harnesses Wire Screens Helms Dash Assemblies Electronics Marine Growth Potential:  Wind Shields (Glass)  Plastic fuel & holding tanks  Fuel system related components  Plastic seat bases and components  Vinyls (biminis, covers)  Fabricated & extruded aluminum  Decking, flooring, carpet, vinyls  Gauges, instrument panels, displays  Lighting  Steering and throttle controls  Accessories Wire Harnesses